SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 14, 2004
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       000-22817               65-0813766
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(State or other jurisdiction           (Commission           (IRS Employer
        of incorporation)              File Number)         Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
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          (Former name or former address, if changed since last report)

Item 12. Disclosure of Results of Operations and Financial Condition

                  On April 14, 2004, Harbor Florida Bancshares, Inc. ("Bancshares") announced its earnings for the second quarter of the 2004 fiscal year. A copy of the press release dated April 14, 2004 is attached as Exhibit 99.



                                                              SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        April 14, 2004                 HARBOR FLORIDA BANCSHARES,
                                             INC., Registrant


                                             By:
                                             -----------------------------------
                                             Name:  H. Michael Callahan
                                             Title:  Senior Vice President and
                                             Chief Financial Officer


Exhibit No.                Description
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99                         Press release dated April 14, 2004